                                 EXHIBIT 10.36


                           STOCK PURCHASE AGREEMENT
                                    between
                        SmithKline Beecham Corporation
                                      and
                           NPS Pharmaceuticals, Inc.
                            dated November 26, 1997

                           NPS PHARMACEUTICALS, INC.
                            A DELAWARE CORPORATION


                                      AND


                        SMITHKLINE BEECHAM CORPORATION
                          A PENNSYLVANIA CORPORATION


                           STOCK PURCHASE AGREEMENT


                               NOVEMBER 26, 1997

                               TABLE OF CONTENTS

                                                                            PAGE

    1.   Purchase and Sale of Stock.......................................... 1
    1.1  Initial Sale and Issuance of Stock.................................. 1
    1.2  First Option to Purchase Shares..................................... 1
    1.3  Second Option to Purchase Shares.................................... 2
    1.4  Collective Terms.................................................... 3

    2.   Representations and Warranties of the Company....................... 3
    2.1  Organization........................................................ 3
    2.2  Authorization....................................................... 3
    2.3  Valid Issuance...................................................... 4
    2.4  Non-Contravention................................................... 4
    2.5  Governmental Consents............................................... 4
    2.6  Litigation.......................................................... 5
    2.7  Registration Rights................................................. 5
    2.8  SEC Filings......................................................... 5
    2.9  Voting Arrangements................................................. 5
    2.10 Disclosure.......................................................... 5

    3.   Representations and Warranties of the Investor...................... 6
    3.1  Organization........................................................ 6
    3.2  Authorization....................................................... 6
    3.3  Purchase Entirely for Own Account................................... 6
    3.4  Restricted Securities............................................... 6
    3.5  Accredited or Foreign Investor...................................... 7

    4.   Conditions to Closing............................................... 7
    4.1  Conditions of the Investor's Obligations at Closing................. 7
    a.   Representations and Warranties...................................... 7
    b.   Performance......................................................... 7
    c.   Compliance Certificate.............................................. 7
    d.   Opinion of Company Counsel.......................................... 8
    e.   License Agreement................................................... 8
    f.   HSR Act............................................................. 8
    4.2  Conditions of the Company's Obligations at Closing.................. 8
    a.   Representations and Warranties...................................... 8
    b.   Performance......................................................... 8
    c.   Payment of Purchase Price by the Investor........................... 8
    d.   License Agreement................................................... 8
    e.   HSR Act............................................................. 9

    5.   Covenant to Register Shares......................................... 9


    5.1  Definitions........................................................  9
    5.2  Shelf Registration................................................. 10
    a.   Shelf Registration................................................. 10
    b.   Effectiveness...................................................... 11
    c.   Notice of Sale..................................................... 11
    5.3  Piggy-Back Registration Rights..................................... 12
    a.   Registration....................................................... 12
    b.   Underwriting....................................................... 12
    5.4  Holdback Agreement................................................. 13
    a.   Restrictions on Public Sale by Holders of Registrable Securities... 13
    5.5  Expenses of Registration........................................... 14
    5.6  Obligations of the Company......................................... 14
    5.7  Indemnification.................................................... 18
    5.8  Information by Holder.............................................. 21
    5.9  Transfer of Registration Rights.................................... 21
    5.10 Rule 144 Reporting................................................. 21
    5.11 No Superior Rights................................................. 22
    5.12 Termination of Registration Rights................................. 22

    6.   Miscellaneous...................................................... 22
    6.1  Public Disclosure.................................................. 22
    6.2  Successors and Assigns............................................. 23
    6.3  Notices............................................................ 23
    6.4  Survival........................................................... 24
    6.5  Finders or Brokers................................................. 24
    6.6  Expenses........................................................... 24
    6.7  Waivers............................................................ 24
    6.8  Severability....................................................... 25
    6.9  Specific Enforcement............................................... 25
    6.10 Entire Agreement; Amendments....................................... 25
    6.11 Governing Law...................................................... 25
    6.12 Counterparts....................................................... 25
    6.13 Titles and Subtitles............................................... 26
    6.14 Delivery of Information............................................ 26


                           STOCK PURCHASE AGREEMENT
                           ------------------------

     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 26th day of November, 1997 by and between NPS PHARMACEUTICALS, INC., a Delaware corporation (the "Company") and SMITHKLINE BEECHAM CORPORATION (the "Investor"). The Company and the Investor have today separately agreed to an Amendment Agreement to the Collaborative Research and License Agreement between them dated November 1, 1993, which agreement as amended is referred to herein as the "CRL Agreement."

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Stock.
          --------------------------

          1.1  Initial Sale and Issuance of Stock.  (a) Subject to the terms and
               ----------------------------------
conditions of this Agreement, the Investor agrees to purchase at the Initial Closing (as defined below) and the Company agrees to sell, issue and deliver to the Investor at the Closing 160,000 shares of the Company's common stock, $0.001 par value (the "Common Stock") at a price of $12.2125 per share, or $1,954,000 in the aggregate (the "Initial Purchase Price"). The shares of Common Stock to be purchased by the Investor hereunder are referred to herein as the "Initial Shares."

               (b) The closing of the purchase and sale of the Initial Shares (the "Initial Closing") shall take place at the offices of the Company, 420 Chipeta Way, Salt Lake City, Utah 84108, at 11:00 a.m., Mountain Standard Time on December 5, 1997 or at such other time and place as the Company and Investor mutually agree upon. The date on which the Initial Closing takes place is referred to as the "Initial Closing Date." At the Initial Closing, the Company shall deliver to the Investor a certificate representing the Initial Shares against payment of the Initial Purchase Price by wire transfer in immediately available funds to an account designated in writing by the Company.

          1.2  First Option to Purchase Shares.  (a) Subject to the terms and
               -------------------------------
conditions of this Agreement, the Investor shall have the right and obligation to purchase an additional 210,000 shares of Common Stock from the Company (the "First Option Shares") at the First Option Share Price (as defined in Section 1.2(b) below). The aggregate purchase price for the First Option Shares (the "First Option Purchase Price") shall be equal to the product of 204,000 multiplied by the First Option Share Price. If by October 1, 1998 the Investor has not given notice to the Company that the Investor will discontinue the funding of the Company's research under the CRL Agreement as of October 31, 1998, then the Investor shall exercise the option described in this Section 1.2. If the Investor has given notice by October 1, 1998 of its determination to discontinue funding of the Company's research under the CRL Agreement effective October 31, 1998, then the Investor shall have no further right or duty to purchase any shares of Common Stock under this Section 1.2.

               (b) The "First Option Share Price" per share shall be equal to the sum of (I) the average of the closing prices for Common Stock on the NASDAQ National Market

System as reported in the Wall Street Journal for the 20 trading days ending with October 28, 1998 and (ii) $2.50.

               (c) The closing for the purchase and sale of the First Option Shares (the "First Option Closing") shall take place at the offices of the Company, 420 Chipeta Way, Salt Lake City, Utah 84108, at 11:00 a.m., Mountain Standard Time on November 2, 1998 or at such other time and place as the Company and Investor mutually agree upon. The date on which the First Option Closing takes place is referred to as the "First Option Closing Date." At the First Option Closing, the Company shall deliver to the Investor a certificate representing the First Option Shares against payment of the First Option Purchase Price by wire transfer in immediately available funds to an account designated in writing by the Company.

          1.3  Second Option to Purchase Shares.  (a) Subject to the terms and
               --------------------------------
conditions of this Agreement, the Investor shall have the right and obligation to purchase an additional 250,000 shares of Common Stock from the Company (the "Second Option Shares") at the Second Option Share Price (as defined in Section 1.3(b) below). The aggregate purchase price for the Second Option Shares (the "Second Option Purchase Price") shall be equal to the product of 249,000 multiplied by the Second Option Share Price. If by October 1, 1999 the Investor has not given notice to the Company that the Investor will discontinue the funding of the Company's research under the CRL Agreement as of October 31, 1999, then the Investor shall exercise the option described in this Section 1.3. If the Investor has given notice by October 1, 1999 of its determination to discontinue funding of the Company's research under the CRL Agreement effective October 31, 1999, then the Investor shall have no further right or duty to purchase any shares of Common Stock under this Section 1.3.

               (b) The "Second Option Share Price" per share shall be equal to the sum of (I) the average of the closing prices for Common Stock on the NASDAQ National Market System as reported in the Wall Street Journal for the 20 trading days ending with October 27, 1999 and (ii) $2.50.

               (c) The closing for the purchase and sale of the First Option Shares (the "Second Option Closing") shall take place at the offices of the Company, 420 Chipeta Way, Salt Lake City, Utah 84108, at 11:00 a.m., Mountain Standard Time on November 1, 1999 or at such other time and place as the Company and Investor mutually agree upon. The date on which the Second Option Closing takes place is referred to as the "Second Option Closing Date." At the Second Option Closing, the Company shall deliver to the Investor a certificate representing the Second Option Shares against payment of the Second Option Purchase Price by wire transfer in immediately available funds to an account designated in writing by the Company.

          1.4  Collective Terms.  The Initial Shares, First Option Shares and
               ----------------
Second Option Shares are referred to collectively in this Agreement as the "Shares." The Initial Closing, the First Option Closing and the Second Option Closing are referred to collectively in this Agreement as the "Closings." The Initial Closing Date, the First Option Closing Date and the Second Option Closing Date are referred to collectively in this Agreement as the "Closing Dates."

     2.   Representations and Warranties of the Company.  Except as set forth on
          ---------------------------------------------
the Schedule of Exceptions attached hereto as Schedule A, the Company hereby represents and warrants to the Investor as follows:

          2.1  Organization.  The Company is a corporation duly organized,
               ------------
validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as currently conducted. The Company has furnished to the Investor true and complete copies of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, each as amended to date and presently in effect.

          2.2  Authorization.  All corporate action on the part of the Company
               -------------
necessary for the authorization, execution and delivery of this Agreement and the issuance, sale and delivery of the Shares and for the performance of all obligations of the Company hereunder has been taken or will be taken on or prior to the Closing. This Agreement constitutes and, as of the date of the Closing will constitute, a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except for (a) the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, and (b) limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of this Agreement and the Shares and upon the availability of injunctive relief or other equitable remedies. Without limiting the generality of the foregoing, the Company will specifically seek approval and authorization from its Board of Directors at the Board of Directors meeting on December 2, 1997.

          2.3  Valid Issuance.  The Shares, when issued, sold and delivered in
               --------------
accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and not subject to pre-emptive or any other similar rights and, based in part upon the representations of the Investor in this Agreement, will be issued in compliance with all applicable federal and state securities laws. Upon registration and qualification of the Shares as set forth in Section 5 hereof, the Shares may be sold by Investor pursuant to such registration and qualification provisions to any person other than an affiliate of the Company free of all restrictions on transfers imposed by the Company or the federal securities laws, other than such restrictions as are set forth in Section 5 hereof.

          2.4  Non-Contravention.  The execution and delivery of this Agreement,
               -----------------
the issuance, sale and delivery of the Shares, and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach or violation of the Articles of Incorporation or the By-laws of the Company or conflict with or constitute a breach of, or default (or an event which with notice of lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien, charge or encumbrance on any property, capital stock or asset of the Company or its Subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its properties, assets or capital stock may be bound, or violate any law, administrative regulation or court decree, except for conflicts, breaches, defaults or violations which either individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of the Company and its Subsidiaries taken as a whole.

          2.5  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement, the offer, issue, sale and delivery of the Shares and consummation of the transactions contemplated by this Agreement, except for such filings as may be required to be made pursuant to applicable federal or state securities laws or with any stock exchange on which the Shares will be listed, and except for such filings as may be required to comply with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and except consents, approvals, authorizations or orders the absence of which, either individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial conditions of the Company and its Subsidiaries taken as a whole.

          2.6  Litigation.  There is no litigation or governmental proceeding or
               ----------
investigation pending or, to the best knowledge of the Company, threatened against the Company materially and adversely affecting execution and delivery of this Agreement or the performance by the Company of its obligations under this Agreement.

          2.7  Registration Rights.  No person has demand or other rights to
               -------------------
cause the Company to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act") relating to any securities of the Company or any rights to participate in any such registration statement.

          2.8  SEC Filings.  The information contained in the Company's 1996
               -----------
Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1997 and the Current Report on Form 8-K dated September 12, 1997 (or with respect to either the First Option Closing or the Second Option Closing, the Company's Annual Report on Form 10-K for the immediately preceding calendar year and the Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K filed subsequent to the date of such Annual Report on Form 10-K)(the "SEC Reports") filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of the date thereof, did not misrepresent a material fact or omit to state any material fact necessary in order to make the statements contained therein that pertain to the Company not misleading.

          2.9  Voting Arrangements.  To the Company's knowledge, there are no
               -------------------
outstanding stockholder agreements, voting trusts, proxies or other arrangements or understandings among the stockholders of the Company relating to the voting of their respective shares.

          2.10 Disclosure.  None of this Agreement or any Schedule, Exhibit or
               ----------
certificate delivered in accordance with the terms hereof, which has been supplied by or on behalf of the Company, or by any of its Subsidiaries, directors or officers, in connection with the transactions contemplated hereby, contains an untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein that pertain to the Company not misleading. There is no fact known to the Company that materially and adversely affects the business, prospects, properties, operations or financial condition of the Company and its Subsidiaries taken as a whole that has not been set forth in the Company's reports filed under the Exchange Act or provided to Investor in writing.

     3.   Representations and Warranties of the Investor.  The Investor hereby
          ----------------------------------------------
represents and warrants to the Company that:

          3.1  Authorization.  All action on the part of the Investor necessary
               -------------
for the authorization, execution and delivery of this Agreement and for the performance of all obligations of the Investor hereunder has been taken or will be taken on or prior to the Closing. This Agreement constitutes and, as of the date of the Closing will constitute, a legal, valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms, except for (a) the effect of bankruptcy, insolvency, reorganization moratorium and other similar laws relating to or affecting the rights of creditors and (b) limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of this Agreement and upon the availability of injunctive relief or other equitable remedies.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Shares will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such persons or to any third person, with respect to any of the Shares.

          3.3  Restricted Securities.  The Investor understands that the Shares
               ---------------------
it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Shares may be resold without registration under the Securities Act only in certain limited circumstances. The Investor agrees that it will not sell or otherwise dispose of any of the Shares unless such sale or other disposition has been registered or is exempt from registration under the Securities Act and has been registered or qualified or is exempt from registration or qualification under applicable state securities laws. The Investor understands that the certificates evidencing the Shares will bear a restrictive legend to the effect that the Shares have not been registered under the Securities Act and may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the Shares under the Securities Act or an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

          3.4  Accredited or Foreign Investor.  The Investor is an accredited
               ------------------------------
investor as defined in Rule 501(a) of Regulation D of the SEC under the Securities Act.

     4.   Conditions to Closing.
          ---------------------

          4.1  Conditions of the Investor's Obligations at Closing.  The
               ---------------------------------------------------
obligations of the Investor to purchase the Shares at any Closing are subject to the fulfillment on or before such Closing as to the Shares to be purchased and sold at such Closing of each of the following conditions:

               a.   Representations and Warranties.  The representations and
                    ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of Closing.

               b.   Performance.  The Company shall have performed and complied
                    -----------
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

               c.   Compliance Certificate.  An executive officer of the Company
                    ----------------------
shall deliver to the Investor at the Closing a certificate certifying that the conditions specified in subsections 4.1(a)and 4.1(b) have been fulfilled and stating that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or conditions of the Company since the date of the Agreement.

               d.   Opinion of Company Counsel.  The Investor shall have
                    --------------------------
received from Woodbury & Kesler, P.C., counsel from the Company, an opinion, dated as of the Closing, in form and substance reasonably satisfactory to counsel for the Investor, dated as of the Closing Date and relating to the issuance of the Shares issuable at such Closing.

               e.   HSR Act.  All waiting periods applicable to the Closing
                    -------
under the HSR Act (including any extension thereof by reason of a request for additional information) shall have expired or been terminated and no action shall have been instituted, or shall be threatened or pending, by the United States Justice Department or the Federal Trade Commission challenging or seeking to enjoin the consummation of the transactions contemplated at the Closing, which action shall not have been withdrawn or terminated.

               f.   Approval by Board of Directors of the Company.  The Board of
                    ---------------------------------------------
Directors of the Company shall have adopted one or more resolutions authorizing and directing the transactions contemplated herein and in the CRL Agreement at its meeting on December 2, 1997.

          4.2  Conditions of the Company's Obligations at Closing.  The
               --------------------------------------------------
obligations of the Company to issue and sell the Shares to the Investor at any Closing are subject to the fulfillment on or before such Closing of each of the following conditions:

               a.   Representations and Warranties.  The representations and
                    ------------------------------
warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of Closing.

               b.   Performance.  The Investor shall have performed and complied
                    -----------
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

               c.   Payment of Purchase Price by the Investor.  The Investor
                    -----------------------------------------
shall have delivered to the Company the relevant Purchase Price specified in
Section 1 in accordance with the terms of Section 1 and the proceeds shall have been received by the Company.

               d.   HSR Act.  All waiting periods applicable to the Closing
                    -------
under the HSR Act (including any extension thereof by reason of a request for additional information) shall have expired or been terminated and no action shall have been instituted, or shall be threatened or pending, by the United States Justice Department or the Federal Trade Commission challenging or seeking to enjoin the consummation of the transactions contemplated at the Closing, which action shall not have been withdrawn or terminated.

               e.   Approval by Board of Directors of the Company.  The Board of
                    ---------------------------------------------
Directors of the Company shall have adopted one or more resolutions authorizing and directing the transactions contemplated herein and in the CRL Agreement at its meeting on December 2, 1997.

     5.   Covenant to Register Shares.
          ---------------------------

          5.1  Definitions.  The following terms shall have the following
               -----------
meanings for purposes of this Section 5:

               a. The term "Holder" or "Holders" shall mean (I) the Investor, and (ii) any other person holding or having the right to acquire Registrable Securities to whom these rights have been transferred pursuant to Section 5.9 hereof.

               b. The terms "register," "registered" and "registration" refer to a registration effected by filing with the SEC a registration statement (the "Registration Statement") in compliance with the Act and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

               c. Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

               d. Registration Expenses: All reasonable expenses incurred by the Company in complying with Sections 5.2 and 5.3 hereof, including, without limitation, all registration and filing fees, listing fees for the Shares, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses in all states. "Registration Expenses" shall also include the reasonable fees and expenses of one counsel for the holders of securities covered by a Registration Statement filed pursuant to 5.2 hereof, but only to the extent such fees and expenses are incurred after the date such Registration Statement is first filed with the SEC.

               e. Registrable Securities: All Shares purchased and any Common Stock issued or issuable in respect of the Shares pursuant to any split, stock dividend, recapitalization, or similar event; provided however, that Registrable Securities shall cease to be Registrable Securities to the extent that any such Registrable Securities may be sold during any 90-day period pursuant to Rule 144 under the Act.

               f. Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

               g. Restricted Securities: The Shares upon original issuance thereof, and at all times subsequent thereto, until, in the case of any such security, it is no longer required to bear the legends set forth on such security pursuant to the terms of this Agreement and applicable law.

               h. Rule 144: Rule 144 under the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC (excepting Rule 144A).

          5.2  Shelf Registration.
               ------------------

               a.   Shelf Registration.  The Company shall, not later than 150
                    ------------------
business days after the Initial Closing Date (the "Filing Date"), either prepare and file with the SEC a Registration Statement pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the SEC) under the Securities Act (the "Act") covering the Registrable Securities (the "Shelf Registration") or amend the Form S-3 Registration Statement previously filed by the Company with the SEC so as to include the Registrable Securities. The Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by Investor from time to time in the manner or manners designated by it (including, without limitation, one or more underwritten offerings). Any underwriters in such underwritten offering shall be chosen by Holder subject to the reasonable satisfaction of the Company.

               b.   Effectiveness.  The Company shall use its best efforts to
                    -------------
cause the Shelf Registration to become effective under the Act for the Shares purchased by the Investor at each Closing as soon as practicable following the filing of such Registration Statement and any post-effective amendments.
Subject to the requirements of the Act including, without limitation, requirements relating to updating through post-effective amendments or otherwise, the Company shall use its best efforts to keep the Shelf Registration continually effective as to each of the Shares not then exempt from registration under paragraph 5.12 hereof until the second anniversary of the later or last Closing Date, provided, that in the event of a Suspension Period, as set forth in Section 5.2(d) hereof, or a Holdback Period as set forth in Section 5.4(a), the Company shall extend the period of effectiveness of such Shelf Registration by the number of days of each such Suspension Period and Holdback Period. The Company shall, as soon as practicable, use its best efforts to take such actions under the laws of Pennsylvania and Utah as may be required to cause the resale of the Registrable Securities pursuant to the Shelf Registration to be lawful.

               c.   Notice of Sale.  The Investor shall provide Company with at
                    --------------
least 10 business days prior notice of its intent to sell Shares pursuant to the Shelf Registration. Promptly following the sale of any Shares pursuant to the Shelf Registration, the Investor will give the Company notice of the number of shares sold and the date of such sale.

               d. Following the effectiveness of a Registration Statement filed pursuant to this section, the Company may, at any time, suspend the effectiveness of such Registration Statement for up to 60 days, as appropriate (a "Suspension Period"), by giving notice to Investor, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a material adverse effect on the Company. Notwithstanding the foregoing, no more than two Suspension Periods (i.e., 120 days) may occur in immediate succession. The period of any such suspension of the Registration Statement shall be added to the period of time the Company agrees to keep the Registration Statement effective as provided in
Section 5.2(b). The Company shall use its best efforts to limit the duration and number of any Suspension Periods. Investor agrees that, upon receipt of any notice from the Company of a Suspension Period, Investor shall forthwith discontinue disposition of shares covered by such registration statement or prospectus until Investor (I) is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.

          5.3  Piggy-Back Registration Rights.
               ------------------------------

               a.   Registration.  If at any time or from time to time the
                    ------------
Company shall determine to register any of its securities, either for its own account or the account of security holders (other than the Holders), other than a registration relating solely to employee benefit plans or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, the Company will:

                    (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                    (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) calendar days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Subsection 5.3(b) below.

               b.   Underwriting.  If the registration of which the Company
                    ------------
gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.3(a)(I). In such event the right of any Holder to registration pursuant to this Section 5.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Subsection 5.3, if the underwriter determines, in good faith, that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this paragraph. The Company shall so advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated in the following manner: shares, other than Registrable Securities and other securities carrying registration rights, requested to be included in such registration by stockholders shall be excluded, and, if a limitation on the number of shares is still required, the number of securities that may be included shall be allocated, first, among the holders of piggyback registration rights having priority over those set forth herein as of the date hereof (a schedule of which holders and the registration rights to which they are entitled are set forth in a letter to the Investor of even date herewith signed by an officer of the Company), if any, in proportion, as nearly as practicable, to the respective amounts of such securities held by such holders, and, second, among the Holders and holders of securities having pari passu registration rights, if any, in proportion, as nearly as possible, to the respective amounts of such securities held by each such holder, in each case at the time of filing the Registration Statement. In the event of any underwriter cutback, any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder," as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

          5.4  Holdback Agreement.
               ------------------

               a.   Restrictions on Public Sale by Holders of Registrable
                    -----------------------------------------------------
Securities. Each Holder of Registrable Securities, if requested by the Company
----------
and the managing underwriter in an underwritten offering, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities (except those that are included in a piggyback registration pursuant to Section 5.3) for a specified period of time (the "Holdback Period") in the event that the Company notifies the Holders that it desires to file a registration statement (the "Company Registration Statement") to register the sale of shares of common stock for its own account in an underwritten offering (other than a registration relating solely to employee benefit plans or a registration on Form S-4 relating solely to an SEC Rule 145 transaction); provided, that all officers and directors of the Company and all other persons with registration rights enter into similar agreements or are otherwise similarly bound. The Holdback Period shall commence on the date the Company Registration Statement is first filed with the SEC and shall terminate 90 days from the date the Company Registration Statement is declared effective by the SEC; provided, however, that the Holdback Period shall not exceed a total of 135 days.

               The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake in its request to participate in any such underwritten offering not to effect any public sale or distribution of the class of Registrable Securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided five
(5) business days prior written notice of such sale or distribution to the managing underwriter or underwriters.

          5.5  Expenses of Registration.  All Registration Expenses shall be
               ------------------------
borne by the Company; provided, however, that the term Registration Expenses shall not include, and in no event will the Company be obligated to pay, stock transfer taxes or underwriters' discounts or commissions relating to Registrable Securities. The Company shall bear the cost of reasonable expenses and fees of one counsel for the holders of securities covered by a Registration Statement filed pursuant to Section 5.3 hereof.

          5.6  Obligations of the Company.  Whenever required under this Section
               --------------------------
5 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               a. prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to the earlier of ninety (90) days or until the Holder or Holders have completed the distribution relating thereto; provided, however, that if such Registration Statement is filed pursuant to
Section 5.2 hereof, the Company shall keep such Registration Statement effective for the period set forth therein.

               b. Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement.

               c. Furnish to the Holders and the underwriters, if any, such numbers of copies of a Prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and the Registration Statement and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               d. Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               e. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               f. Promptly notify each Holder of Registrable Securities covered by such Registration Statement, and the managing underwriter, if any,
(I) at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) when the Prospectus or any supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (iii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the

Registration Statement or the initiation of any proceedings for that purpose;
(v) if at any time the representations and warranties of the Company contemplated by this Section 5 in favor of the Holders or the managing underwriter cease to be accurate in all material aspects; and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

               g. Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 5, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 5, if such securities are being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (I) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

               h. Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

               I. If requested by the managing underwriter or a Holder of Registrable Securities being sold in connection with an underwritten offering, immediately incorporate in a supplement or post-effective amendment such information as the managing underwriter and the Holders of a majority of the Registrable Securities being sold agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such supplement or post-effective amendment as soon as notified of the matters to be incorporated in such supplement or post-effective amendment.

               j. Cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may request at least three business days prior to any sale of Registrable Securities to the underwriters.

               k. Use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

               l. Cause all Registrable Securities covered by the Registration Statement to be listed on the same national securities exchange (or listed for quotation on the NASDAQ Stock Market) as the Company's other then-outstanding shares of common stock.

               m. Provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement.

               n. Enter into such agreements and take such actions as are customary and reasonable in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or the not the registration is an underwritten registration:

                    (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to selling shareholders and underwriters in underwritten offerings; and

                    (ii) deliver such documents and certificates as may be requested by the Holders of a majority of the Registrable Securities being sold and the managing underwriter, if any, to evidence compliance with the clause (I) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at each closing under such underwriting or similar agreement or as to and to the extent otherwise reasonably requested by the Holders of a majority of the Registrable Securities being sold.

               o. Make available for inspection by representatives of the Holders of a majority of the Registrable Securities being sold, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the sellers or any such underwriter, all financial and other records and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order.

          5.7  Indemnification.
               ---------------

               a. The Company will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities, each of such Holder's officers, directors, employees, partners and agents, and each person controlling such Holder, with respect to any registration, qualification, compliance or other matters effected pursuant to this Section 5, against all claims, losses, damages, and liabilities (or actions in respect thereto) to which they may become subject under the Act, the Exchange Act, or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse, as incurred, each such Holder, and each such director, officer, employee, partner, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense, arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein. The Company shall also indemnify underwriters participating in a distribution covered by a Registration Statement, their officers and directors and each person who controls such persons to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

               b. Each Holder will, if Registrable Securities held by or issuable to such Holder are included in such registration, qualification, or compliance, indemnify the Company, each of its directors, and each officer who signs a Registration Statement in connection therewith, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company's securities covered by such a Registration Statement, and each other Holder, each of such other Holder's officers, partners, directors and agents and each person controlling such other Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement), prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Company, each such underwriter, each such other Holder, and each such director, officer, partner, and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration statement, prospectus, offering circular, or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. In no event, however, shall the liability hereunder of any selling Holder of Registrable Securities be greater than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. In no event will any Holder be required to enter into any agreement or undertaking in connection with any registration under this Section 5 providing for any indemnification or contribution obligations on the part of such Holder greater than such Holder's obligations under this Section 5.

               c. Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld); provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation.
Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be the expense of such Indemnified Party unless
(I) the Indemnifying Party has agreed to pay such fees and expenses; (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding; or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, in which case the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party and the Indemnifying Party shall be responsible for such fees and expenses. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld.

               d. If the indemnification provided for in this Section 5.7 is unavailable to an Indemnified Party under Section 5.7(a) or Section 5.7(b) above (other than by reason of exceptions provided in those Sections) in respect of any claims referred to in such Sections, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claims in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such claims as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the claims referred to above shall be deemed to include, subject to the limitations set forth in Section 5.7(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other shall be determined by reference to, among other things, whether the misstatement or omission or alleged misstatement or omission relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such misstatement or omission or alleged misstatement or omission.

     The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5.7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above.

     Notwithstanding the provisions of this Section 5.7(d), an indemnified party shall not be required to contribute any amount in excess of the amount by which
(I) the total price at which the securities that were sold by such indemnified party and distributed to the public were offered to the public exceeds (ii) the amount of any damages that such indemnified party has otherwise been required to pay by reason of such misstatement or omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          5.8  Information by Holder.  The Holder or Holders of Registrable
               ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and shall be required in connection with any registration, qualification or compliance referred to in this Section 5.

          5.9  Transfer of Registration Rights.  The rights contained in this
               -------------------------------
Section 5 to cause the Company to register the Registrable Securities, may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Section 5, provided that such transferee or assignee acquires at least 100,000 shares (as presently constituted) of the Registrable Securities held by the Investor; and provided further that the Company is given written notice by such Investor, at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

          5.10 Rule 144 Reporting.  With a view to making available to the
               ------------------
Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its best efforts to:

               a. make and keep public information available, as those terms are understood and defined in Rule 144, as long as Registrable Securities are outstanding;

               b. file with the SEC, in a timely manner, all reports and other documents required of the Company under the Act and the Exchange Act;

               c. So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration or pursuant to a registration on Form S-3;

               d. take all such action (including, without limitation, the furnishing of the information described in Rule 144(d)(4)) as may be necessary or helpful to facilitate a sale of Registrable Securities by a Holder to a "qualified institutional buyer," as such term is defined in Rule 144A of the Act.

          5.11 No Superior Rights.  The Company shall not grant registration
               ------------------
rights superior to those set forth herein without the written consent of the holders of a majority of the Registrable Securities then outstanding, which consent shall not unreasonably be withheld.

          5.12 Termination of Registration Rights.  The right of any Holder to
               ----------------------------------
request registration or inclusion in any registration pursuant to this Section 5 shall terminate at such time as to such shares of Registrable Securities held by such Holder on the date when such shares may immediately be sold under Rule 144 (including Rule 144(k)) during any 90-day period. The Company agrees that it shall promptly remove any restrictive legends on the stock certificates representing shares of Registrable Securities as to which registration rights have terminated by the provisions of this Section 5.12.

     6.   Miscellaneous.
          -------------

          6.1  Public Disclosure.  Neither party shall make any public
               -----------------
disclosure concerning the transactions contemplated hereby without prior consultation with the other party; provided, however, that nothing herein shall preclude either party from making such disclosure as is required by applicable federal or state securities laws as long as the disclosing party has exercised good faith efforts under the circumstances to consult with the other party as provided in this Section 6.1 with a view to developing disclosure mutually acceptable to the parties.

          6.2  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement except as expressly provided in this Agreement. Prior to the Closing, neither the Company nor the Investor shall assign this Agreement or any rights hereunder without the prior written consent of the other. Following the Closing, the Investor may assign this Agreement or any rights hereunder, provided that any assignment or transfer of the rights contained in Section 5 hereof must comply with the requirements of Section 5.9 hereof, and provided further that any transferee agrees to be bound by the restrictions contained herein.

          6.3  Notices.  Unless otherwise provided, any notice, request, demand
               -------
or other communication required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or when sent by telex or telecopier (with receipt confirmed), or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows (or at such other address as a party may designate by notice to the other):

     If to the Company:

          NPS Pharmaceuticals, Inc.
          420 Chipeta Way, Suite #240
          Salt Lake City, Utah 84108
          Attention: James U. Jensen

     If to the Investor:

          SmithKline Beecham Corporation
          One Franklin Plaza (FP1935)
          Philadelphia, PA 19102
          Attention: Tamar Howson
                 and
          SmithKline Beecham Corporation
          c/o SmithKline Beecham plc
          New Horizons Court (2/NHC/G)
          Brentford, Middlesex  TW8 9EP
          England
          Attention: Stephen Rowntree

          6.4  Survival.  All representations and warranties contained or
               --------
provided for herein shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the party benefiting from any such representation or warranty, and shall survive the Closing to the extent of applicable statutes of limitations; provided, however, that the representations and warranties in Sections 2 and 3 of this Agreement shall not be construed so as to constitute representations and warranties concerning circumstances existing after any date specifically referred to therein, or the Closing Date, as the case may be. All covenants and agreements contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

          6.5  Finders or Brokers.  The Investor represents that it has not
               ------------------
engaged any investment banker, finder or broker, and neither is nor will be obligated for any finder's fee or commission, in connection with the transactions contemplated hereby. The Company represents that it has not engaged any investment banker, finder or broker, and neither is nor will be obligated for any finder's fee or commission, in connection with the transactions contemplated hereby. Each party agrees to indemnify and hold harmless the other from the liability for any fees, commissions and other payments (and the costs and expenses may be owing as a result of such party's breach of its representation made in this Section 6.5.

          6.6  Expenses.  Each party hereto shall pay all of its own costs and
               --------
expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated herein, whether or not such transactions are consummated. The Company shall pay, and will save the Investor harmless from, any and all stamp or other taxes, if any, in respect of the issuance of the Shares.

          6.7  Waivers.  The observance of any term of this Agreement may be
               -------
waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party against whom such waiver is sought to be enforced. No waiver by either party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          6.8  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable, invalid or void by a court of competent jurisdiction, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          6.9  Specific Enforcement.  The Company and the Investor acknowledge
               --------------------
and agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur and it would be extremely impracticable and difficult to measure damages. Accordingly, in addition to any other rights and remedies to which the parties may be entitled by law or equity, the parties shall be entitled to an injunction or injunctions to prevent or cure breached of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, and the parties expressly waive (I) the defense that a remedy in damages will be adequate and (ii) any requirement, in an action for specific performance, for the posting of a bond.

          6.10 Entire Agreement; Amendments.  Except as otherwise provided
               ----------------------------
herein, this Agreement contains the entire understanding of the parties with respect to the matters covered herein and supersedes all prior agreements and understandings, written or oral, between the parties relating to the subject matter hereof. This Agreement may be amended only by an agreement in writing executed by the parties hereto.

          6.11 Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of Delaware (irrespective of its choice of law principles).

          6.12 Counterparts.  This agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.13 Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.14 Delivery of Information.  The Company shall promptly deliver to
               -----------------------
the Investor copies of all documents filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date
     ------------------
first above written.

                              NPS PHARMACEUTICALS, INC.



                              By:    /k/ James U. Jensen
                                     ------------------------
                              Its:   James U. Jensen
                                     ------------------------
                              Title: Vice President
                                     ------------------------

                              SMITHKLINE BEECHAM CORPORATION


                              By:    /k/ Donald F. Parman
                                     ------------------------
                              Its:   Donald F. Parman
                                     ------------------------
                              Title: Secretary
                                     ------------------------

                                  SCHEDULE "A"

                             SCHEDULE OF EXCEPTIONS
                                       TO
                            STOCK PURCHASE AGREEMENT
                                    BETWEEN
                           NPS PHARMACEUTICALS, INC.
                                      AND
                         SMITHKLINE BEECHAM CORPORATION

          ____________________________________________________________


     Capitalized terms used herein shall, unless otherwise defined herein or unless the content otherwise requires, have the same defined meanings as are set forth in the Stock Purchase Agreement.

     Schedule 2.6 Litigation
     -----------------------

     On November 29, 1995, the Company received a letter from the EPA notifying the Company that it may have incurred liability under section 107(a) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, for two barrels of radioactive waste taken by a third party contractor to a hazardous and radioactive waste storage, treatment and disposal facility in Denver, Colorado. Upon the EPA's request, the Company has identified the waste and has verified that the barrels containing the waste have been removed from the Denver, Colorado facility. Removal of wastes from the facility and remediation of soil and groundwater at this site is currently underway. To date, the EPA has spent $2.1 million to clean up this facility. However, the ultimate cost of removal and remediation actions and the length of time for such actions are difficult to estimate. Based upon its inspection of the site, the Company is of the belief that the barrels containing the waste disposed of by the Company were neither leaking nor damaged. Although the Company was a small contributor to the site and the Company believes that there are a number of other financially responsible contributors, there can be no assurance that the Company will not be held liable for all or a portion of the cleanup cost or any other costs or damages associated with this disposal site.

     Section 2.7 Registration Rights
     -------------------------------

     The Company has filed a registration statement on Form S-3 for the resale of the 1,000,000 shares of Common Stock sold to Amgen (the "Amgen Shares") pursuant to its obligations under the related stock purchase agreement. The Company has agreed to keep the registration statement effective for a period of three years or until all such shares may immediately be sold under Rule 144 during any 90-day period. Amgen also has the right, subject to certain limitations, to include such shares in any registration of Common Stock by the Company under the Securities Act. The Company is required to bear all registration expenses with respect to the registration of the Amgen Shares on Form S-3 and is required to bear all registration expenses, other than underwriters' discounts and commissions, with respect to any future Company-initiated registration in which Amgen may have the right to include its shares.

     In addition, the holder of a warrant to purchase 32,542 shares of Common Stock is entitled, subject to certain limitations, to participate in a registration initiated by the Company.